EXHIBIT 32.1


               STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE

               SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350


      The undersigned, Lukas Winkler, is the President and Chief Executive Officer of INFICON Holding AG (the "Company").

      This statement is being furnished in connection with the submission by the Company of the Company's Report on Form 6-K on or about November 10, 2004 (the "Report").

      By execution of this statement, I certify that:

      (A) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) and 78o(d)) and

      (B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.


Date: November 10, 2004              By: /s/ Lukas Winkler
                                         -----------------------------------
                                         Lukas Winkler
                                         President and Chief Executive Officer


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               STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE

               SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350


      The undersigned, Peter G. Maier, is the Vice President and Chief Financial Officer of INFICON Holding AG (the "Company").

      This statement is being furnished in connection with the submission by the Company of the Company's Report on Form 6-K on or about November 10, 2004 (the "Report").

      By execution of this statement, I certify that:

      (A) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) and 78o(d)) and

      (B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.


Date: November 10, 2004              By: /s/ Peter G. Maier
                                         ------------------------
                                         Peter G. Maier
                                         Vice President and Chief
                                         Financial Officer


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